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UBS PACE(SM) Select Advisors Trust

Supplement to the  prospectus  relating to Class A, Class B, Class C and Class Y shares dated November 30, 2006

July 16, 2007

Dear Investor,

The purpose of this  supplement  is to update  information  regarding  the funds comprising UBS PACE Select Advisors Trust ("PACE Funds").

Thirteen of the fifteen PACE funds have offered Class B shares. These PACE Funds will cease  offering Class B shares (with  exceptions for existing  shareholders for exchanges or reinvesting dividends),  effective on or about October 1, 2007.
New or additional investments into Class B shares, including investments through an automatic  investment  plan,  will not be permitted after September 28, 2007.
Existing   shareholders  of  Class  B  shares  may:  (i)  continue  as  Class  B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares;  and (iii)  exchange  their  Class B shares  for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges.
For Class B shares  outstanding  on October 1, 2007 and Class B shares  acquired upon  reinvestment  of dividends or  distributions  or through  exchanges  after
September 28, 2007,  Class B share  attributes,  including the  associated  Rule
12b-1 plan service and distribution fees,  contingent deferred sales charges and conversion features, as applicable, will continue.

PLEASE  BE  SURE  TO  RETAIN  THIS  IMPORTANT   INFORMATION  WITH  YOUR  CURRENT
PROSPECTUS.

Item # ZS314